UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2005

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12630 (Commission File Number)	36-3910279 (I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois  60523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 586-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

                On June 9, 2005, the Company advised Paul T. Ahern, Executive Vice President and Chief Operating Officer of the Company, that the Company will treat Mr. Ahern as having resigned from the Company as of May 15, 2005.  However, in a lawsuit filed by Mr. Ahern, he has taken the position that he was constructively terminated by the Company on April 13, 2005.  On June 15, 2005 the Company issued a press release regarding these matters, a copy of which is attached hereto and filed herewith.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

                The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland business trust

Dated: June 15, 2005	By	/s/ Michael M. Mullen

Michael M. Mullen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 15, 2005